Pacer Funds Trust
c/o U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

August 18, 2021

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549

Re:    Pacer Funds Trust (the “Trust”)

Ladies and Gentlemen:

On behalf of the Trust, transmitted herewith for filing is a registration statement on Form N-14 (the “Registration Statement”). The Registration Statement contains a combination Prospectus and Proxy Statement that provides information to shareholders and solicits their approval of an Agreement and Plan of Reorganization to reorganize the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, into the Pacer Pacific Asset Floating Rate High Income ETF, a newly formed series of Pacer Funds Trust (the “Reorganization”). The Reorganization is expected to result in a change to the fund’s investment adviser and portfolio management team. The Reorganization is also expected to result a lower management fee and a change in the fund’s Rule 35d-1 policy.

The Registration Statement is being filed pursuant to Rule 488 under the Securities Act of 1933, as amended, and is expected to become effective thirty days from the date of filing.

If you have any questions regarding the enclosed, please do not hesitate to contact me at alyssa.bernard@usbank.com.

Sincerely,

/s/ Alyssa M. Bernard
Alyssa M. Bernard
Vice President
U.S. Bank Global Fund Services
as Administrator for the Trust

Enclosures